UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 26, 2021

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2520 Red Hill Avenue	Santa Ana,	California	92705
(Address of principal executive offices)			(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FBM	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.

As previously announced, on November 14, 2020, Foundation Building Materials, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ASP Flag Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and ASP Flag Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of American Securities LLC. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company expects the Merger to close on January 29, 2021, subject to the satisfaction or waiver of certain customary closing conditions.

The information included in this Item 7.01 is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. The Company has made these statements in reliance on the safe harbor created by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act, and Section 21E of the Exchange Act). In some cases, forward-looking statements can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “proposed,” “should,” “will,” “would” or the negative or similar expressions. All of the Company’s forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company is expecting, including:

•the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;
•the length and severity of the novel coronavirus pandemic (the “COVID-19 pandemic”) and its impact on the global economy, the Company’s business, operations and financial results;
•federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, “shelter-in-place” orders, guidelines and other restrictions;
•the outcome of any legal proceedings that may be instituted following announcement of the Merger Agreement;
•conditions affecting the industry generally;
•local and global political and economic conditions;
•conditions in the securities market that are less favorable than expected; and
•other risks described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Reports on Form 10-Q and Definitive Information Statement.

The forward-looking statements contained in this Report are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory, public health and other factors, many of which are beyond the Company’s control, as well as the other factors described in the Company’s filings with the SEC. Additional factors or events that could cause the Company’s actual results to differ may also emerge from time to time, and it is not possible for us to predict all of them. You should not place undue reliance on any of the Company’s forward-looking statements. Any forward-looking statement made by the Company in this Report speaks only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. The Company qualifies all of its forward-looking statements by these disclaimers.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed certain materials with the SEC, including the Definitive Information Statement, which was first mailed to stockholders of the Company on or about December 4, 2020. You may obtain copies of all documents filed by the Company with the SEC, free of charge, at the SEC’s website, www.sec.gov, or from the Company’s website at https://investors.fbmsales.com/.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: January 26, 2021	By:	/s/ Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary

2